UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 25, 2007


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-21858                     77-0056625
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)               Identification No.)


          546 FLYNN ROAD, CAMARILLO, CALIFORNIA                   93012
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855



                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 25, 2007, Interlink Electronics, Inc. (the "Company") and Silicon Valley Bank ("SVB") entered into a Second Amendment to Loan and Security Agreement (the "Amendment"), effective as of July 18, 2007. The Amendment amends certain definitions in the Loan and Security Agreement (the "Loan Agreement") that governs the $5 million line of credit with SVB, to allow for the sale of the convertible notes (the "Notes") and warrants described in the Company's Form 8-K filed with the Securities and Exchange Commission on July 23, 2007. Under the terms of the Amendment, until such time as the Notes constitute Subordinated Debt as defined in the Loan Agreement, the Company's borrowing limits under the Loan Agreement are reduced as follows: for Advances, $0, and for letters of credit, foreign exchange contract reserves, and cash management services, $150,000 in the aggregate. The line of credit with SVB terminates on December 18, 2007, unless renewed.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 26, 2007.


                           INTERLINK ELECTRONICS, INC.


                           By    /S/ CHARLES C. BEST
                                ----------------------------------------
                                     Charles C. Best
                                     Chief Financial Officer


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